                                      ASSIGNMENT


     This Assignment (the "Agreement") is entered into as of this 31st day of December 1997 by and between Consumer Net Marketplace, Inc., a California corporation (the "Assignee"), and Consumer Net Partners, a California general partnership (the "Assignor") with respect to the following facts:


                                       RECITALS
                                       --------

     A. Consumer Net Partners ("CNP") is engaged in the business of developing, financing, and overseeing the Consumer Net Marketplace electronic shopping mall on the Internet (the "CNM Shopping Mall").

     B. Consumers On-Line Development, Inc. relinquished all of its right, title and interest in and to the CNM Shopping Mall and the assets as defined in Section 1 of the Assignment to CNP in July 1997.

     C. Consumer Net Marketplace, Inc. ("CNM") is engaged in the business of providing technical support, equipment, and operational, developmental, and marketing advice for the CNM Shopping Mall. CNM desires to purchase all right, title, and interest in and to the CNM Shopping Mall which it does not already own from CNP.

     NOW, THEREFORE, in consideration of the mutual agreements herein and in light of the recitals stated above, the parties hereto agree as follows:

1.   ASSIGNMENT OF CNM SHOPPING MALL
     -------------------------------

     In consideration for the cash payment to be made and stock options to be granted to the Assignor pursuant to Section 2 of this Agreement, Assignor hereby assigns to the Assignee all of its right, title, and interest in and to the CNM Shopping Mall, including, but not limited to the Assignor's 75% net profits interest in the CNM Shopping Mall and related tangible and intangible assets, including but not limited to goodwill, proprietary rights, and trade secrets (collectively, the "Assets").

2.   CONSIDERATION FOR CNM SHOPPING MALL
     -----------------------------------

     In consideration for all of the Assignor's right, title, and interest in and to the CNM Shopping Mall and the assets, the Assignee agrees to pay to the Assignor (a) $500,000 in cash, payable by issuance of a non-interest bearing, unsecured promissory note payable to the Assignor on demand and allocable first, to the repayment of any advances made by either of the Assignor to the Assignee, and second, to the purchase price of the CNM Shopping Mall and Assets; and (b) an option to purchase 250,000 shares of CNM's Class B Common Stock at an exercise price of $.50 per share for a period of three years.

3.   CLOSING
     -------

     The Assets are hereby assigned effective on the Closing of this Assignment. The Closing will occur at the offices of the Assignee on December 31, 1997. At the Closing, the Assignee will deliver the promissory note in the principal amount of $500,000 referenced in Section 2 of this Assignment and an executed stock option agreement granting the Assignor an option to purchase 250,000 shares of CNM's Class B Common Stock as described in Section 2 of this Assignment. At the Closing, the Assignor will deliver an executed copy of this Assignment to the Assignee as evidence of its assignment of the CNM Shopping Mall and the Assets to the Assignee.

4.   INDEMNIFICATION
     ---------------

     Assignor hereby agrees to indemnify and hold harmless the Assignee and its affiliates from any liability, claims, damages, losses, or expenses incurred by them as a result of Assignors' ownership interest in the CNM Shopping Mall and the Assets, other than any liabilities, claims, losses, damages, or expenses incurred by them as a direct result of the Assignee's or any of its affiliates' negligence, bad faith, or willful misconduct.

5.   FURTHER ACTS
     ------------

     All parties agree to execute any other documents, agreements, instruments, or certificates and take any other action reasonably necessary in order to implement the terms and intent of this Assignment.

6.   NOTICE
     ------

     Notice will deemed to be given by one party to the other party of this Assignment upon personal delivery by messenger, air courier, express mail, or certified registered mail, return receipt requested, or upon facsimile or telegram, or three days after mailing by first class mail by the party giving the notice, addressed to the parties as follows, or to any other address or facsimile numbers provided to the parties in writing in accordance with this Assignment by the party making the change:

     If to Assignor:

                           Consumer Net Partners
                           5737 Kanan Road, Suite 125
                           Agoura Hills, California 91301

     If to Assignee:

                           Consumer Net Marketplace, Inc.
                           1919 Williams Street, Suite 220
                           Simi Valley, California 93065

7.   INJUNCTIVE RELIEF
     -----------------

     7.1  DAMAGES INADEQUATE
          ------------------

     Each party acknowledges that it would be impossible to measure in money the damages to the other party if there is a failure to comply with any covenants and provisions of this Assignment, and agrees the in the event of any breach of any covenant or provision, the other party to this Assignment will not have an adequate remedy at law.

     7.2  INJUNCTIVE RELIEF
          -----------------

     It is therefore agreed that any party to this Assignment which have been breached, in addition to any other rights or remedies which they may have, shall be entitled to immediate injunctive relief to enforce such covenants and provisions, and that in the event that any such action or proceeding is brought in equity to enforce them, the defaulting or breaching party will not urge as a defense that there is an adequate remedy at law.

8.   WAIVERS
     -------

     If either party shall at any time waive any rights hereunder resulting from any breach by the other party of any of the provisions of this Assignment, such waiver is not to be construed as a continuing waiver of other breaches of the same or other provisions of this Assignment. Resort to any remedies referred to herein shall not be construed as a waiver of any other rights and remedies to which such party is entitled under this Assignment or otherwise.

9.   SUCCESSORS AND ASSIGNS
     ----------------------

     Each covenant and representation of this Assignment shall inure to the benefit of and be binding upon each of the parties, their personal representatives, assigns, and other successors in interest.

10.  ATTORNEY'S FEES
     ---------------

     In the event that either party must resort to legal action in order to enforce the provisions of this Assignment or to defend such action, the prevailing party shall be entitled to receive reimbursement from the nonprevailing party for all reasonable attorney's fees and all other costs incurred in commencing or defending such action, or in enforcing this Assignment, including but not limited to post judgement costs.

11.  ENTIRE AND SOLE AGREEMENT
     -------------------------

     This Assignment constitutes the entire agreement between the parties and supersedes all agreements, representations, warranties, statements, promises, and undertakings, whether oral or written, with respect to the subject matter of this Assignment. This Assignment may be modified only by a written agreement signed by all parties.

12.  GOVERNING LAW
     -------------

     This Assignment shall be governed by and construed in accordance with the laws of the State of California.

13.  SEVERABILITY
     ------------

     The provisions of this Assignment are meant to be enforced severally so that the determination that one or more provisions are unenforceable or invalid shall not affect or render invalid any other provision of this Assignment, and such other provisions shall continue to be in full force in accordance with their terms.

14.  RIGHTS CUMULATIVE
     -----------------

     All rights and remedies under this Assignment are cumulative, and none is intended to be exclusive of another. No delay or omission in insisting upon the strict observance of performance of any provision of this Assignment, or in exercising any right or remedy, shall be construed as a waiver or relinquishment of such provision, nor shall it impair such right or remedy. Every right and remedy may be exercised from time to time and as often as deemed expedient.

15.  CAPTIONS
     --------

     The paragraph and other headings contained in this Assignment are for reference purposes only, and shall not limit or otherwise affect the meaning hereof.

16.  LEGAL HOLIDAYS
     --------------

     In the case where the date on which any action required to be taken, document required to be delivered or payment required to be made is not a business day in Los Angeles, California, such action, delivery or payment need not be made on that date, but may be made on the next succeeding business day.

17.  COUNTERPARTS
     ------------

     This Assignment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

18.  PARTIES
     -------

     This Assignment shall inure solely to the benefit of and shall be binding upon the parties hereto and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any equitable right, remedy or claim under or in respect of or by virtue of this Assignment or any provision contained herein.

19.  AUTHORITY
     ---------

     All signatories to this Assignment do hereby declare that they have the authority to execute this Assignment on behalf of the parties to this Assignment.


ASSIGNOR:

By:  CONSUMER NET PARTNERS, a California general partnership

By:  Consumers On-Line Development, Inc. Managing Partner



By:      /S/  FREDRICK RICE
   --------------------------------------
     Fredrick Rice, Managing Partner


ASSIGNEE:

By: CONSUMER NET MARKETPLACE, INC.



By:      /s/ Fredrick Rice
   --------------------------------------
     Fredrick Rice, President





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